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                                                                      EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sontra Medical Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
W. Davison, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (s) 1350, as adopted pursuant to (s) 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:     /s/ Thomas W. Davison
        ------------------------------------
Name:   Thomas W. Davison
Title:  President and Chief Executive Officer

March 31, 2003

A signed original of this written statement required by (s) 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the Annual Report of Sontra Medical Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sean F. Moran, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
(s) 1350, as adopted pursuant to (s) 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:     /s/ Sean F. Moran
        ------------------------------------
Name:   Sean F. Moran
Title:  Chief Financial Officer

March 31, 2003

A signed original of this written statement required by (s) 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.